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                                                                  EXHIBIT 10.124

                                     WAIVER


                  THIS WAIVER, effective as of September 30, 1999, by the 1818 Mezzanine Fund, L.P., a Delaware limited partnership (the "Fund"), PC Investment Company, a Delaware corporation ("PCI"), Progressive Investment Company, Inc., a Delaware corporation ("Progressive"), Manufacturers Life Insurance Company (U.S.A.), a Michigan corporation ("ML"), and The Structured Finance High Yield Fund, LLC, a Delaware limited liability company ("SFHY"), for the benefit of National Auto Finance Company, Inc., a Delaware corporation (the "Company"). The Fund, PCI, ML and SFHY are sometimes collectively referred to herein as the "Noteholders," and the Fund and Progressive are sometimes collectively referred to herein as the "Equityholders."

                              PRELIMINARY STATEMENT
         Pursuant to a Securities Purchase Agreement, dated as of December 22, 1997 (the "December Agreement"), (i) the Fund, PCI and ML purchased from the Company $40,000,000 aggregate principal amount of the Company's Senior Subordinated Notes due December 22, 2004 (the "Notes"), and 1,038,924 detachable warrants to purchase initially 1,038,924 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and (ii) the Fund and Progressive purchased 1,904,762 shares of the Company's Common Stock.

         Pursuant to a Securities Purchase Agreement, dated as of March 27, 1998 (the "March Agreement"; the December Agreement and the March Agreement are sometimes collectively


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referred to herein as the "Agreements"), SFHY purchased
from the Company, $20,000,000 aggregate principal amount of the Company's Notes and 593,671 detachable warrants to purchase initially 593,671 shares of the Company's Common Stock.

         Pursuant to a Restructuring Agreement dated as of April 7, 1999 (the "Restructuring Agreement"), among other things, the Company, the Noteholders and the Equityholders amended Article 10 of each of the Agreements to add a new
Section 10.15, providing for a Return on Assets Covenant (as defined in the Restructuring Agreement).

         In conformity with applicable provisions of the Agreements and the Restructuring Agreement (in particular, Section Eleven (11) Miscellaneous. Subsection (e)(ii) Amendment and Waiver, of the Restructuring Agreement, the Company has requested the Noteholders and Equityholders to waive the required Return on Assets Covenant for the Measurement Period ended on September 30, 1999.

         1. Waiver. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Noteholders and Equityholders, by and through its authorized corporate officers, does hereby waive compliance by the Company with the Return on Assets Covenant for the Measurement Period ended on the Measurement Date of September 30, 1999, as such terms are defined in Section 10.15 of each of the Agreements and the Restructuring Agreement.


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         2.       Ratification. Except as expressly set forth herein, this
Waiver shall not alter, waive, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreements, the Restructuring Agreement, or any other agreement executed in connection therewith, all of which are hereby ratified and affirmed in all respects by the Noteholders, Equityholders and the Company, and shall continue in full force and effect. This Waiver shall apply solely to the waiver of the Company's compliance requirements with respect to attaining the designated Return on Assets Covenant for the Measurement Period ended on the Measurement Date of September 30, 1999, and shall not be construed as waiving the Company's compliance requirements with respect to such Return on Assets Covenant for any future Measurement Period.

         3. Counterparts. This Waiver may be executed in any number of counterparts and by the parties hereto in separate counterparts of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Waiver.

         4. Notice of Waiver. In conformity and in accordance with Section Eleven (11) Miscellaneous. Subsection (b) Notices of the Restructuring Agreement, this Waiver is hereby delivered by telecopier to the following:


         to the Fund:                                         with a copy to:

           The 1818 Mezzanine Fund, L.P.                        Cadwalader, Wickersham & Taft
           c/o Brown Brothers Harriman & Co.                    100 Maiden Lane
           59 Wall Street                                       New York, New York 10038
           New York, New York 10005                             Attention: David C.L. Frauman, Esq.
           Attention: Joseph Donlan                             Telecopier No.: (212)504-6666
           Telecopier No.: 212-493-8429



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

         to PCI or Progressive:                               with a copy to:

           3 Parklands Drive, 2nd Floor                         Cadwalader, Wickersham & Taft
           Darien, Connecticut  06820                           100 Maiden Lane
           Attention: Evelyn Erb                                New York, New York 10038
           Telecopier No.: (203)655-1200                        Attention: David C.L. Frauman, Esq.
                                                                Telecopier No.: (212)504-6666

         to ML:                                               with a copy to:

           c/o MF Private Capital, Inc.                         Manufacturers Life Insurance Company
           45 Milk Street, Suite 600                            Corporate Law Department
           Boston, Massachusetts 02109-5105                     200 Bloor Street East
           Attention: Raymond L. Bitt, Jr.                      Toronto, Ontario M4W 1ES, Canada
           Telecopier No.: (617)451-5601                        Attention: William Dawson, Esq.
                                                                Telecopier No.: (416)926-5657

         to SFHY:                                    with a copy to:

           The Structured Finance High                          Cadwalader, Wickersham & Taft
             Yield Fund, LLC                                    100 Maiden Lane
           c/o Prudential Investments -- Structured             New York, New York 10038
             Finance Group                                      Attention: David C.L. Frauman, Esq.
           One Gateway Center, 11th Floor                       Telecopier No.: (212)504-6666
           Newark, New Jersey 07106-5311
           Attention: Steven M. Tompson
           Telecopier No.: (973) 802-2147

         to the Company:                                       with a copy to:

           National Auto Finance Company, Inc.                  Weil, Gotshal & Manges LLP
           10302 Deerwood Park Blvd., Suite 100                 767 Fifth Avenue
           Jacksonville, Florida 32256                          New York, New York 10153-0119
           Attention:Stephen R. Veth                            Attention: Howard Chatzinoff, Esq.
           Telecopier No.: (904) 996-2557                       Telecopier No.: (212)310-8007


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         IN WITNESS WHEREOF, each of the Noteholders and Equityholders has duly executed this Waiver this 15th day of November, 1999.


                                      THE 1818 MEZZANINE FUND, L.P.

                                      By:  Brown Brothers Harriman and Co.,
                                              its General Partner

                                      By: /s/ JOSEPH P. DONLAN
                                          ----------------------------------
                                          Name:  Joseph P. Donlan
                                          Title:  Senior Manager


                                      PC INVESTMENT COMPANY

                                      By: /s/ EVELYN ERB
                                          ----------------------------------
                                          Name:  Evelyn Erb
                                          Title:  Portfolio Manager


                                      PROGRESSIVE INVESTMENT
                                      COMPANY, INC.

                                      By: /s/ EVELYN ERB
                                          ----------------------------------
                                          Name:  Evelyn Erb
                                          Title:  Portfolio Manager


                                      MANUFACTURERS LIFE INSURANCE
                                      COMPANY (U.S.A.)

                                      By: /s/ RAYMOND L. BRITT
                                          ----------------------------------
                                          Name:  Raymond L. Britt
                                          Title:  Senior Managing Director


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                                      THE STRUCTURED FINANCE HIGH YIELD
                                      FUND, LLC

                                      By: /s/ STEVEN TOMPSON
                                          ---------------------------------
                                            Name:  Steven Tompson
                                            Title:  Managing Director



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